                                                                    Exhibit 99.4

                           OPNET TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

   On March 30, 2001, OPNET Development Corp., a wholly-owned subsidiary of OPNET Technologies, Inc. (the "Registrant"), completed the acquisition of certain of the assets and operations of the NetMaker division of Make Systems, Inc. (the "NetMaker Division"), pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of March 20, 2001.

   The aggregate purchase price for the acquisition was valued at approximately $14.2 million and, pursuant to the Asset Purchase Agreement, the Registrant issued 650,000 shares of OPNET common stock and agreed to pay $5.0 million in cash in exchange for the above described assets. The cash component of the acquisition price was available from cash on hand. Of the cash payable pursuant to the Asset Purchase Agreement, $800,000 will be held in escrow for a period of one year to secure certain indemnification obligations.

   The acquisition was accounted for by the purchase method of accounting. The assets acquired and liabilities assumed as part of the transaction were recorded at estimated fair values. Independent valuations were obtained to determine the fair value of the net assets acquired and to allocate the purchase price. The purchase price allocation resulted in a $770,000 charge to earnings for the fair value of acquired in-process research and development that had not reached technological feasibility, $3.0 million for identifiable intangible assets including intellectual property and workforce, $725,000 in net tangible assets acquired and the excess purchase price of $9.8 million over the fair value of assets acquired was allocated to goodwill. The purchase price allocation is preliminary and subject to adjustment. The Company withheld $210,000 of the purchase price to provide for adjustments, if any, related to the completion of the closing balance sheet audit. The Registrant does not expect such adjustments, if any, to be material.

   The following unaudited pro forma consolidated financial statements (the "Pro Forma Financial Statements") are based on historical financial statements of the Registrant and the Statements of Net Assets to be Sold and the Statements of Net Revenues and Direct Operating Expenses for the NetMaker Division (the "NetMaker Financials"), and have been prepared to illustrate the effects of the acquisition. The NetMaker Financials exclude certain expenses not directly attributable to the NetMaker Division, and therefore do not represent a full financial statement presentation of the NetMaker Division, and are not necessarily indicative of the operating results had the NetMaker Division operated on a standalone basis.

   The unaudited pro forma consolidated statements of operations for the nine months ended December 31, 2000 and the year ended March 31, 2000, assumes the acquisition of the NetMaker Division occurred on April 1, 1999. In accordance with the rules for the presentation of pro forma financial statements, such statements do not include the write-off of in-process research and development and the related tax effects, as it represents a material nonrecurring charge. Further, the effects of the pro forma consolidated statements of operations for each period resulted in a net loss before income taxes and as a result, pro forma net loss excludes any provision or benefit for income taxes. The unaudited pro forma consolidated balance sheet as of December 31, 2000, assumes the acquisition was completed as of that date.

   The Pro Forma Financial Statements have been prepared for comparative purposes only and are not necessarily indicative of the results of operations that may occur in the future, that would have occurred if the business combination had been in effect on the dates indicated, or would have occurred if the NetMaker Financials represented a full financial statement presentation. The Pro Forma Financial Statements are based on certain assumptions and adjustments described in the Notes to Pro Forma Financial Statements and should be read in conjunction with the historical financial statements.

                           OPNET TECHNOLOGIES, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                (in thousands)

                                                                     OPNET          NetMaker
                                                                  December 31,     December 31,     Pro Forma      Combined Pro
                                                                      2000             2000        Adjustments         Forma
                                 ASSETS
Current assets:
   Cash and cash equivalents                                      $     67,414      $            $  (5,000) (a)    $   62,414
   Accounts receivable, net                                              4,199             294                          4,493
   Deferred income taxes                                                   266                                            266
   Prepaid expenses and other current assets                             1,037             178                          1,215
                                                                  ------------      ----------   ---------         ----------
          Total current assets                                          72,916             472      (5,000)            68,388

Deferred income taxes                                                       58                                             58
Property and equipment, net                                              2,754             504                          3,258
     Construction in progress                                            1,671                                          1,671
     Intangible assets, net                                                 83                      12,573  (b)        12,656

Other assets:
   Deposits                                                                266             103                            369
   Loan to officer                                                         231                                            231
       Purchased software, net                                             474                                            474
                                                                  ------------      ----------   ---------         ----------
          Total assets                                            $     78,453      $    1,079   $   7,573         $   87,105
                                                                  ============      ==========   =========         ==========

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                               $        557      $            $                 $      557
   Accrued liabilities                                                   3,318              31         911  (a)         4,260
       Accrued income taxes                                                117                                            117
       Deferred revenue                                                  7,020             192                          7,212
                                                                  ------------      ----------   ---------         ----------
          Total current liabilities                                     11,012             223         911             12,146
                                                                  ------------      ----------   ---------         ----------
     Non-current liabilities:
       Deferred rent                                                        31                                             31
       Deferred revenue                                                    187                                            187
                                                                  ------------      ----------   ---------         ----------
           Total non-current liabilities                                   218               -           -                218
                                                                  ------------      ----------   ---------         ----------
     Commitments and contingencies
     Stockholders' equity:
       Preferred stock
       Common stock                                                         24                           1  (a)            25
       Additional paid-in capital                                       62,281                       8,287  (a)        70,568
       Deferred compensation                                              (215)                                          (215)
       Retained earnings                                                 9,228                        (770) (c)         8,458
       Accumulated other comprehensive income                                5                                              5
       Treasury stock                                                   (4,100)                                        (4,100)
       Net assets acquired                                                                 856        (856) (d)             -
                                                                  ------------      ----------   ---------         ----------
           Total stockholders' equity                                   67,223             856       6,662             74,741
                                                                  ------------      ----------   ---------         ----------
           Total liabilities and stockholders' equity             $     78,453      $    1,079   $   7,573         $   87,105
                                                                  ============      ==========   =========         ==========

                           OPNET TECHNOLOGIES, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                   (in thousands, except per share amounts)

                                                                                     Nine Months Ended,
                                                             ------------------------------------------------------------------
                                                                OPNET           NetMaker
                                                             December 31,     December 31,         Pro Forma          Combined
                                                                 2000             2000            Adjustments         Pro Forma
                                                             ------------     ------------       -------------        ---------
Revenues:
Software licenses                                            $     13,073     $        182       $          --        $  13,255
Services                                                            9,866            1,079                  --           10,945
                                                             ------------     ------------       -------------        ---------
Total revenues                                                     22,939            1,261                  --           24,200
                                                             ------------     ------------       -------------        ---------

Cost of revenues:
Software licenses                                                     357               72                  --              429
Services                                                            3,329            1,187                  --            4,516
                                                             ------------     ------------       -------------        ---------
Total cost of revenues                                              3,686            1,259                  --            4,945
                                                             ------------     ------------       -------------        ---------

Gross profit                                                       19,253                2                  --           19,255
                                                             ------------     ------------       -------------        ---------

Operating expenses:
Research and development                                            5,803            2,489                  --            8,292
Sales and marketing                                                 9,645              319                  --            9,964
General and administrative                                          2,335               --                  --            2,335
Amortization of acquisition intangibles                                --               --               1,259(b)(e)      1,259
                                                             ------------     ------------       -------------        ---------
Total operating expenses                                           17,783            2,808               1,259           21,850
                                                             ------------     ------------       -------------        ---------

Income (loss) from operations                                       1,470           (2,806)             (1,259)          (2,595)
Interest and other income (expense), net                            1,877               --                  --            1,877
                                                             ------------     ------------       -------------        ---------

Income (loss) before provision (benefit) for income taxes           3,347           (2,806)             (1,259)            (718)
Provision (benefit) for income taxes                                1,238               --              (1,238)(f)           --
                                                             ------------     ------------       -------------        ---------

Net income (loss)                                                   2,109           (2,806)                (21)            (718)
                                                             ------------     ------------       -------------        ---------

Accretion of transaction costs on redeemable convertible
preferred stock                                                        (6)              --                  --               (6)
                                                             ------------     ------------       -------------        ---------

Net income (loss) applicable per common share                $      2,103     $     (2,806)      $         (21)       $    (724)
                                                             ============     ============       =============        =========

Basic net income (loss) applicable per common share          $        .14                                             $    (.04)
                                                             ============                                             =========
Diluted net income (loss) per common share                   $        .12                                             $    (.04)
                                                             ============                                             =========
Weighted average common shares outstanding (basic)                 15,892                                  650(a)        16,542
                                                             ============                        =============        =========
Weighted average common shares outstanding (diluted)               17,476                                  650(a)        16,542(g)
                                                             ============                        =============        =========

                           OPNET TECHNOLOGIES, INC.
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                   (in thousands, except per share amounts)

                                                                                  Year Ended,
                                                       -----------------------------------------------------------------
                                                            OPNET           NetMaker
                                                          March 31,       December 31,      Pro Forma        Combined
                                                             2000             1999         Adjustments       Pro Forma
                                                       ----------------- ----------------  ------------     ------------
Revenues:
Software licenses                                            $   10,577       $    2,506    $       --        $  13,083
Services                                                          8,658            1,672            --           10,330
                                                       ----------------- ----------------  ------------     ------------
Total revenues                                                   19,235            4,178            --           23,413
                                                       ----------------- ----------------  ------------     ------------
Cost of revenues:
Software licenses                                                   728               54            --              782
Services                                                          2,875            1,546            --            4,421
                                                       ----------------- ----------------  ------------     ------------
Total cost of revenues                                            3,603            1,600            --            5,203
                                                       ----------------- ----------------  ------------     ------------

Gross profit                                                     15,632            2,578            --           18,210
                                                       ----------------- ----------------  ------------     ------------

Operating expenses:
Research and development                                          5,696            3,268            --            8,964
Sales and marketing                                               7,510              917            --            8,427
General and administrative                                        2,093               --            --            2,093
Amortization of acquisition intangibles                              --               --         1,679(b)(e)      1,679
                                                       ----------------- ----------------  ------------     ------------
Total operating expenses                                         15,299            4,185         1,679           21,163
                                                       ----------------- ----------------  ------------     ------------

Income (loss) from operations                                       333           (1,607)       (1,679)          (2,953)
Interest and other income (expense), net                            414               --            --              414
                                                       ----------------- ----------------  ------------     ------------

Income (loss) before provision (benefit) for
  income taxes                                                      747           (1,607)       (1,679)          (2,539)
Provision (benefit) for income taxes                                172               --          (172)(f)           --
                                                       ----------------- ----------------  ------------     ------------

Net income (loss)                                                   575           (1,607)       (1,507)          (2,539)
                                                       ----------------- ----------------  ------------     ------------
Accretion of transaction costs on redeemable
convertible preferred stock                                        (14)               --            --              (14)
                                                       ----------------- ----------------  ------------     ------------

Net income (loss) applicable per common share                 $     561       $   (1,607)   $   (1,507)       $  (2,553)
                                                       ================= ================  ============     ============

Basic net income (loss) applicable per common share           $     .04                                       $    (.19)
                                                       =================                                    ============
Diluted net income (loss) per common share                    $     .04                                       $    (.19)
                                                       =================                                    ============
Weighted average common shares outstanding (basic)               12,912                            650(a)        13,562
                                                       =================                   ============     ============

Weighted average common shares outstanding (diluted)             14,367                            650(a)(g)     13,562(g)
                                                       =================                   ============     ============

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     (a) The purchase price of the acquisition of the NetMaker Division of Make Systems, Inc. is computed as follows (in thousands):

Cash                                                                  $   5,000
OPNET common stock (650 shares issued)                                    8,288
Buyer transaction expenses                                                  911
                                                                 ---------------
                                                                      $  14,199
                                                                 ===============


     (b) To reflect the purchase price allocated to intangible assets (in thousands):

Developed technology      Amortized over five years on a
                          straight-line basis                         $   2,000
Assembled workforce       Amortized over three years on a
                          straight-line basis                               950
Goodwill                  Amortized over ten years on a
                          straight-line basis                             9,623
                                                                 ---------------
                                                                      $  12,573
                                                                  ==============

     (c) Reflects one-time charge for purchased in-process research and development.

     (d) Represents net assets acquired as if the transaction occurred on December 31, 2000.

     (e) Reflects the amortization expense associated with the acquisition of intangibles as noted in (b) of $1,259 and $1,679 for the nine months ended December 31, 2000 and the twelve months ended March 31, 2000, respectively.

     (f) To exclude any provision or benefit for income taxes due to the net loss before income taxes calculated in the Unaudited Pro Forma Consolidated Statements of Operations.

     (g) Due to the pro forma net loss, the options outstanding that would normally be included in diluted weighted average common shares outstanding have been excluded as their effect would have been anti-dilutive.